UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 7, 2017

KinerjaPay Corp.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-55081

Delaware	42-1771817
(State of Incorporation)	(I.R.S. Employer Identification No.)

Jl. Multatuli, No.8A, Medan Indonesia	20151
(Address of Registrant’s Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: +62-819-6016-168

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2017, KinerjaPay Corp., (OTCQB: KPAY), a digital payment and eCommerce platform, (“KinerjaPay” or the “Registrant”) announced the appointment of Mr. Windy Johan as Chief Financial Officer of the Registrant and its wholly-owned Indonesian subsidiary, PT Kinerja Pay Indonesia (“KinerjaPay Indonesia”), effective on December 8, 2017. Prior to the appointment of Mr. Johan, Mr. Meigisonnata Widjaja had previously served as CFO of the Registrant and KinerjaPay Indonesia since March 16, 2017.

Mr. Windy Johan, age 41, Chief Financial Officer: Mr. Johan, a licensed Chartered Accountant since May 2014, has over 18 years of professional experience in finance, tax, accounting, auditing and budgeting. From April 2014 to the present, Mr. Johan served as Finance and Accounting Manager of PT Ancora International (Ancora Group), an Indonesia-based holding company engaged in mining, oil and gas and transportation. Mr. Johan’s responsibilities included supervision of finance, accounting and tax matters for subsidiaries in the Ancora Group. From February 2013 through January 2014, Mr. Johan served as Financial Controller at PT Loka Wisata Asri, an Indonesian real estate group with three hotels located in Bali, Bogor and Anyer, Indonesia. Mr. Johan’s responsibilities included supervision of finance, accounting and tax matters and interaction with the company’s banking, tax and audit firms, under the direction of the chief executive officer. From October 2007 through January 2013, Mr. Johan served as Budget Controller Manager at PT Bormindo Nusantara, an Ancora Group subsidiary, with responsibilities including project budgets, financial modeling and other financial matters. Mr. Johan began his accounting career at Prasetio Utomo & Co., an affiliate of Arthur Andersen, Indonesia.

Mr. Meigisonnata Widjaja stated in his letter of resignation, a copy of which is attached hereto, that he had no disagreements with the operations, policies or practices of the Registrant or its wholly-subsidiary subsidiary, PT KinerjaPay Indonesia.

Item 9.01 Financial Statements and Exhibits

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
17.4	Letter of Resignation of Mr. Widjaja, dated December 7, 2017, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KinerjaPay Corp.

By:	/s/ Edwin Witarsa Ng
Name:	Edwin Witarsa Ng
Title:	Chief Executive Officer

Date: December 8, 2017